                                                                     EXHIBIT 4.1


NUMBER
FF


   INCORPORATED UNDER THE                     THIS CERTIFICATE IS TRANSFERABLE
LAWS OF THE STATE OF GEORGIA                  IN CHARLOTTE, NC AND NEW YORK, NY

                                    [GRAPHIC]

COMMON STOCK                                               SEE REVERSE FOR
                                                     CERTAIN RIGHTS INFORMATION

  PAR VALUE
    $.01

                                                         CUSIP 343498 10 1

                                                           SEE REVERSE FOR
                                                         CERTAIN DEFINITIONS

                               FLOWERS FOODS, INC.

This Certifies that




is the owner of

           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

Flowers Foods, Inc. transferable on the books of the corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate duly endorsed. This certificate and the shares represented hereby are subject to all of the provisions of the Certificate of Incorporation of the corporation and amendments thereto, a copy of each of which is on file in the offices of the corporation and with the transfer agent, to which the holder by acceptance hereof assents. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

         In Witness Whereof, the corporation has caused its corporate seal to be hereunto affixed and this certificate to be signed by its duly authorized officers.

DATED:

Countersigned and Registered:
      FIRST UNION NATIONAL BANK
           (CHARLOTTE, NC)
                    Transfer Agent
By                   and Registrar

                           /s/ G. Anthony Campbell       /s/ Amos R. McMullian
                                   Secretary             Chairman of the Board

                    Authorized Signature

                              FLOWERS FOODS, INC.

This Certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between Flowers Foods, Inc. and First Union National Bank, (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Flowers Foods, Inc. The Rights are not exercisable prior to the occurrence of certain events specified in the Rights Agreement. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be redeemed, may be exchanged, may expire, may be amended, or may be evidenced by separate certificates and no longer be evidenced by this Certificate. Flowers Foods, Inc. will mail to the holder of this Certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances as set forth in the Rights Agreement, Rights that are or were beneficially owned by an Acquiring Person or any Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement) may become null and void.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -as tenants in common              UNIF GIFT MIN ACT-_____________Custodian_____________
TEN ENT  -as tenants by the entireties                          (Cust.)                (Minor)
JT TEN   -as joint tenants with right of
          survivorship and not as tenants                     under Uniform Gifts to Minors
          in common                                           Act_____________________
                                                                       (State)

    Additional abbreviations may also be used though not in the above list.

For value received, _____________________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint______________________________________________

________________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,
      ______________________

Signature(s) Guaranteed:
                                             __________________________________
                                                     Signature(s)


THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.

NOTICE: THE SIGNATURE(S) ON THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.